UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 25, 1998

                     STRUCTURED ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 1998-4 Trust


New York (governing law of          333-47499-01   52-2101512
Pooling and Servicing Agreement)    (Commission    52-2101513
(State or other                     File Number)   52-2101514
jurisdiction                                       52-2101515
                                                   IRS EIN

        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000

        c/o Norwest Bank Minnesota, N.A.
        7485 New Horizon Way                                 21703
        Frederick, MD                                       (Zip Code)

       (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On September 25, 1998 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-4 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4 Trust, relating to the September 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      STRUCTURED ASSET SECURITIES CORPORATION
              Mortgage Pass-Through Certificates, Series 1998-4 Trust

              By:   First Union National Bank, as Trustee
              By:   /s/ Pablo de la Canal, Vice president
              By:   Pablo de la Canal, Vice president
              Date: 9/29/98


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4 Trust, relating to the September 25, 1998 distribution.